SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2001


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                          333-36244               41-1808858
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
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               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code, is (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

               The   consolidated   financial   statements  of  Ambac  Assurance
Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File No. 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001, and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on September 17, 2001 and September 19, 2001, respectively), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-36244) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Loan-Backed Term Notes, Series 2001-HS3 (the "Prospectus Supplement"), and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits:

               23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (i) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 22, 2001 on the audit of the consolidated financial statements of Ambac Assurance Corporation as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000 and (ii) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                                  By:    /s/ Lisa R. Lundsten
                                         Name:  Lisa R. Lundsten
                                         Title: Vice President


Dated:  September 26, 2001




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                                  EXHIBIT INDEX

                          Item 601(a) of
        Exhibit           Regulation S-K
         Number            Exhibit No.                     Description

           1                   23.1                    Accountant's Consent




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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-36244) of Residential Funding Mortgage Securities II, Inc. (the
"Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated September 24, 2001, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000, which report appears in the Annual Report on Form 10-K of Ambac
Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                            /s/ KPMG LLP


New York, New York
September 24, 2001


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